Exhibit 99.1

Twilio Announces Fourth Quarter and Full Year 2018 Results

Q4 Total Revenue of $204.3 million, up 77% year-over-year

Q4 Base Revenue of $186.2 million, up 77% year-over-year

Q4 Dollar-Based Net Expansion Rate of 147%

SAN FRANCISCO--(BUSINESS WIRE)--February 12, 2019--Twilio (NYSE: TWLO), the leading cloud communications platform, today reported financial results for its fourth quarter and full year ended December 31, 2018.

“The power of our platform model was evident in our results once again, as Q4’s exceptional results capped off an incredible 2018,” said Jeff Lawson, Twilio’s Co-Founder and Chief Executive Officer. “We are excited to add email to our platform through the acquisition of SendGrid and look forward to helping our customers drive their customer engagement strategies across all of the important communication channels - voice, messaging, video, and, now email.”

Fourth Quarter 2018 Financial Highlights

  Total revenue of $204.3 million for the fourth quarter of 2018, up 77% from the fourth quarter of 2017 and 21% sequentially from the third quarter of 2018.
  Base revenue of $186.2 million for the fourth quarter of 2018, up 77% from the fourth quarter of 2017 and 21% sequentially from the third quarter of 2018.
  GAAP loss from operations of $44.0 million for the fourth quarter of 2018, compared with GAAP loss from operations of $20.2 million for the fourth quarter of 2017. Non-GAAP income from operations of $2.4 million for the fourth quarter of 2018, compared with non-GAAP loss from operations of $3.9 million for the fourth quarter of 2017.
  GAAP net loss per share attributable to common stockholders, basic and diluted, of $0.47 based on 99.4 million weighted average shares outstanding in the fourth quarter of 2018, compared with GAAP net loss per share attributable to common stockholders, basic and diluted, of $0.20 based on 93.2 million weighted average shares outstanding in the fourth quarter of 2017.
  Non-GAAP net income per share attributable to common stockholders, diluted, of $0.04 based on 110.6 million non-GAAP weighted average shares outstanding in the fourth quarter of 2018, compared with non-GAAP net loss per share attributable to common stockholders, diluted, of $0.03 based on 93.2 million weighted average shares outstanding in the fourth quarter of 2017.

Full Year 2018 Financial Highlights

  Total revenue of $650.1 million for the full year 2018, up 63% from the full year 2017.
  Base revenue of $593.0 million for the full year 2018, up 62% from the full year 2017.
  GAAP loss from operations of $115.2 million for the full year 2018, compared with GAAP loss from operations of $66.1 million for the full year 2017. Non-GAAP income from operations of $4.1 million for the full year 2018, compared with non-GAAP loss from operations of $20.1 million for the full year 2017.
  GAAP net loss per share attributable to common stockholders, basic and diluted, of $1.26 based on 97.1 million weighted average shares outstanding in the full year 2018, compared with GAAP net loss per share attributable to common stockholders, basic and diluted, of $0.70 based on 91.2 million weighted average shares outstanding in the full year 2017.
  Non-GAAP net income per share attributable to common stockholders, diluted, of $0.11 based on 108.3 million non-GAAP weighted average shares outstanding in the full year 2018, compared with non-GAAP net loss per share attributable to common stockholders, diluted, of $0.19 based on 91.2 million weighted average shares outstanding in the full year 2017.

Key Metrics and Recent Business Highlights

  64,286 Active Customer Accounts as of December 31, 2018, compared to 48,979 Active Customer Accounts as of December 31, 2017.
  Dollar-Based Net Expansion Rate was 147% for the fourth quarter of 2018, compared to 118% for the fourth quarter of 2017.
  1,440 employees as of December 31, 2018.
  Announced Chee Chew as Chief Product Officer.
  Added to the leadership in our go-to-market organization by naming Chetan Chaudhary as Global Vice President of Partners and adding David Parry-Jones as Regional Vice President of EMEA Sales.
  Welcomed technology pioneer Donna Dubinsky to the Board of Directors.
  Closed the acquisition of SendGrid, the leading email API platform, expanding the reach of our platform.

Outlook

Twilio is providing guidance for the first quarter ending March 31, 2019 and full year ending December 31, 2019 as follows (guidance includes outlook for SendGrid from February 1, 2019, the date of acquisition):

Quarter ending March 31, 2019:
Total Revenue (millions)	$222.0	to	$225.0
Base Revenue (millions)	$212.0	to	$214.0
Non-GAAP loss from operations (millions)	$(2.0)	to	$(1.0)
Non-GAAP net income per share	$-	to	$0.01
Non-GAAP weighted average shares outstanding (millions)	130
Non-GAAP income tax rate	25%

Full year ending December 31, 2019:
Total Revenue (millions)	$1,065.0	to	$1,077.0
Base Revenue (millions)	$1,028.0	to	$1,036.0
Non-GAAP income from operations (millions)	$4.0	to	$8.0
Non-GAAP net income per share	$0.08	to	$0.11
Non-GAAP weighted average shares outstanding (millions)	141
Non-GAAP income tax rate	25%

Conference Call Information

Twilio will host a conference call today, February 12, 2019, to discuss fourth quarter and full year 2018 financial results, as well as the first quarter and full year 2019 outlook, at 2 p.m. Pacific Time, 5 p.m. Eastern Time. A live webcast of the conference call, as well as a replay of the call, will be available at https://investors.twilio.com. The conference call can also be accessed by dialing (844) 453-4207, or +1 (647) 253-8638 (outside the U.S. and Canada). The conference ID is 5393688. Following the completion of the call through 11:59 p.m. Eastern Time on February 19, 2019, a replay will be available by dialing (800) 585-8367 or +1 (416) 621-4642 (outside the U.S. and Canada) and entering passcode 5393688. Twilio has used, and intends to continue to use, its investor relations website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Twilio Inc.

Millions of developers around the world have used Twilio to unlock the magic of communications to improve any human experience. Twilio has democratized communications channels like voice, text, chat, video and email by virtualizing the world’s communications infrastructure through APIs that are simple enough for any developer to use, yet robust enough to power the world’s most demanding applications. By making communications a part of every software developer's toolkit, Twilio is enabling innovators across every industry — from emerging leaders to the world’s largest organizations — to reinvent how companies engage with their customers.

Forward-Looking Statements

This press release and the accompanying conference call contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this press release include, but are not limited to, statements about: Twilio’s outlook for the quarter ending March 31, 2019 and full year ending December 31, 2019, Twilio’s expectations regarding its products and solutions, and Twilio’s acquisition of SendGrid. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause Twilio’s actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: adverse changes in general economic or market conditions; changes in the market for communications; Twilio’s ability to adapt its products to meet evolving market and customer demands and rapid technological change; Twilio’s ability to generate sufficient revenues to achieve or sustain profitability; Twilio’s ability to retain customers and attract new customers; Twilio’s limited operating history, which makes it difficult to evaluate its prospects and future operating results; Twilio’s ability to effectively manage its growth; Twilio’s ability to compete effectively in an intensely competitive market, and risks that the anticipated benefits of the acquisition of SendGrid may not be fully realized or may take longer to realize than expected.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Twilio’s most recent filings with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended September 30, 2018 filed on November 8, 2018. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Twilio makes with the Securities and Exchange Commission from time to time. Moreover, Twilio operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Forward-looking statements represent Twilio’s management’s beliefs and assumptions only as of the date such statements are made. Twilio undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Use of Non-GAAP Financial Measures

To provide investors and others with additional information regarding Twilio’s results, the following non-GAAP financial measures are disclosed: non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP income (loss) from operations and operating margin, non-GAAP net income (loss) attributable to common stockholders, and non-GAAP net income (loss) per share attributable to common stockholders, basic and diluted.

Non-GAAP Gross Profit and Non-GAAP Gross Margin. For the periods presented, Twilio defines non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, adjusted to exclude stock-based compensation and amortization of acquired intangibles.

Non-GAAP Operating Expenses. For the periods presented, Twilio defines non-GAAP operating expenses (including categories of operating expenses) as GAAP operating expenses (and categories of operating expenses) adjusted to exclude, as applicable, stock-based compensation, amortization of acquired intangibles, acquisition-related expenses, release of tax liability upon obligation settlement and estimate revisions, gain on lease termination, payroll taxes related to stock-based compensation, legal settlements/accruals, and charitable contributions.

Non-GAAP Income (Loss) from Operations and Non-GAAP Operating Margin. For the periods presented, Twilio defines non-GAAP income (loss) from operations and non-GAAP operating margin as GAAP loss from operations and GAAP operating margin, respectively, adjusted to exclude stock-based compensation, amortization of acquired intangibles, acquisition-related expenses, release of tax liability upon obligation settlement and estimate revisions, gain on lease termination, payroll taxes related to stock-based compensation, legal settlements/accruals, and charitable contributions.

Non-GAAP Net Income (Loss) Attributable to Common Stockholders and Non-GAAP Net Income (Loss) Per Share Attributable to Common Stockholders, Basic and Diluted. For the periods presented, Twilio defines non-GAAP net income (loss) attributable to common stockholders and non-GAAP net income (loss) per share attributable to common stockholders, basic and diluted, as GAAP net loss attributable to common stockholders and GAAP net loss per share attributable to common stockholders, basic and diluted, respectively, adjusted to exclude stock-based compensation, amortization of acquired intangibles, acquisition-related expenses, release of tax liability upon obligation settlement and estimate revisions, gain on lease termination, payroll taxes related to stock-based compensation, legal settlements/accruals, and charitable contributions, and amortization of debt discount and issuance costs.

Twilio’s management uses the foregoing non-GAAP financial information, collectively, to evaluate its ongoing operations and for internal planning and forecasting purposes. Twilio’s management believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance, facilitates period-to-period comparisons of results of operations, and assists in comparisons with other companies, many of which use similar non-GAAP financial information to supplement their GAAP results. Non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. Whenever Twilio uses a non-GAAP financial measure, a reconciliation is provided to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

With respect to Twilio’s guidance as provided under “Outlook” above, Twilio has not reconciled its expectations as to non-GAAP income (loss) from operations to GAAP loss from operations or non-GAAP net income (loss) per share to GAAP net loss per share because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Operating Metrics

Twilio reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans, and make strategic decisions. These include the number of Active Customer Accounts, Base Revenue, and Dollar-Based Net Expansion Rate.

Number of Active Customer Accounts. Twilio believes that the number of Active Customer Accounts is an important indicator of the growth of its business, the market acceptance of its platform and future revenue trends. Twilio defines an Active Customer Account at the end of any period as an individual account, as identified by a unique account identifier, for which Twilio has recognized at least $5 of revenue in the last month of the period. Twilio believes that use of its platform by customers at or above the $5 per month threshold is a stronger indicator of potential future engagement than trial usage of its platform or usage at levels below $5 per month. A single organization may constitute multiple unique Active Customer Accounts if it has multiple account identifiers, each of which is treated as a separate Active Customer Account.

Base Revenue. Twilio monitors Base Revenue as one of the more reliable indicators of future revenue trends. Base Revenue consists of all revenue other than revenue from large Active Customer Accounts that have never entered into 12-month minimum revenue commitment contracts with Twilio, which the Company refers to as Variable Customer Accounts. While almost all of Twilio’s customers exhibit some level of variability in the usage of its products, based on the experience of Twilio’s management, Twilio believes that Variable Customer Accounts are more likely to have significant fluctuations in usage of its products from period to period, and therefore that revenue from Variable Customer Accounts may also fluctuate significantly from period to period. This behavior is best evidenced by the decision of such customers not to enter into contracts with Twilio that contain minimum revenue commitments, even though they may spend significant amounts on the use of the Company’s products and they may be foregoing more favorable terms often available to customers that enter into committed contracts with Twilio. This variability adversely affects Twilio’s ability to rely upon revenue from Variable Customer Accounts when analyzing expected trends in future revenue.

For historical periods through March 31, 2016, Twilio defined a Variable Customer Account as an Active Customer Account that (i) had never signed a minimum revenue commitment contract with the Company for a term of at least 12 months and (ii) has met or exceeded 1% of the Company’s revenue in any quarter in the periods presented through March 31, 2016. To allow for consistent period-to-period comparisons, in the event a customer account qualified as a Variable Customer Account as of March 31, 2016, or a previously Variable Customer Account ceased to be an Active Customer Account as of such date, Twilio included such customer account as a Variable Customer Account in all periods presented. For reporting periods starting with the three months ended June 30, 2016, Twilio defines a Variable Customer Account as a customer account that (a) has been categorized as a Variable Customer Account in any prior quarter, as well as (b) any new customer account that (i) is with a customer that has never signed a minimum revenue commitment contract with Twilio for a term of at least 12 months and (ii) meets or exceeds 1% of the Company’s revenue in a quarter. Once a customer account is deemed to be a Variable Customer Account in any period, they remain a Variable Customer Account in subsequent periods unless they enter into a minimum revenue commitment contract with Twilio for a term of at least 12 months.

Dollar-Based Net Expansion Rate. Twilio’s ability to drive growth and generate incremental revenue depends, in part, on the Company’s ability to maintain and grow its relationships with existing Active Customer Accounts and to increase their use of the platform. An important way in which Twilio tracks its performance in this area is by measuring the Dollar-Based Net Expansion Rate for Active Customer Accounts, other than Variable Customer Accounts. Twilio’s Dollar-Based Net Expansion Rate increases when such Active Customer Accounts increase their usage of a product, extend their usage of a product to new applications or adopt a new product. Twilio’s Dollar-Based Net Expansion Rate decreases when such Active Customer Accounts cease or reduce their usage of a product or when the Company lowers usage prices on a product. As our customers grow their businesses and extend the use of our platform, they sometimes create multiple customer accounts with us for operational or other reasons. As such, for reporting periods starting with the three months ended December 31, 2016, when we identify a significant customer organization (defined as a single customer organization generating more than 1% of revenue in a quarterly reporting period) that has created a new Active Customer Account, this new Active Customer Account is tied to, and revenue from this new Active Customer Account is included with, the original Active Customer Account for the purposes of calculating this metric. Twilio believes that measuring Dollar-Based Net Expansion Rate on revenue generated from Active Customer Accounts, other than Variable Customer Accounts, provides a more meaningful indication of the performance of the Company’s efforts to increase revenue from existing customers.

Twilio’s Dollar-Based Net Expansion Rate compares the revenue from Active Customer Accounts, other than Variable Customer Accounts, in a quarter to the same quarter in the prior year. To calculate the Dollar-Based Net Expansion Rate, the Company first identifies the cohort of Active Customer Accounts, other than Variable Customer Accounts, that were Active Customer Accounts in the same quarter of the prior year. The Dollar-Based Net Expansion Rate is the quotient obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. When Twilio calculates Dollar-Based Net Expansion Rate for periods longer than one quarter, it uses the average of the applicable quarterly Dollar-Based Net Expansion Rates for each of the quarters in such period.

Source: Twilio Inc.

TWILIO INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)
	Three Months Ended
	December 31,
	2018	2017
Revenue	$204,302	$115,236
Cost of revenue	96,288	55,022
Gross profit	108,014	60,214
Operating expenses:
Research and development	51,631	32,829
Sales and marketing	59,035	27,622
General and administrative	34,389	18,809
Charitable contributions	6,946	1,172
Total operating expenses	152,001	80,432
Loss from operations	(43,987)	(20,218)
Other (expense) income, net	(2,751)	1,102
Loss before provision for income taxes	(46,738)	(19,116)
(Provision) benefit for income taxes	(420)	197
Net loss attributable to common stockholders	$(47,158)	$(18,919)

Net loss per share attributable to common stockholders, basic and diluted	$(0.47)	$(0.20)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	99,417,908	93,246,941

TWILIO INC.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)

	Year Ended
	December 31,
	2018	2017
Revenue	$650,067	$399,020
Cost of revenue	300,841	182,895
Gross profit	349,226	216,125
Operating expenses:
Research and development	171,358	120,739
Sales and marketing	175,555	100,669
General and administrative	110,427	59,619
Charitable contributions	7,121	1,172
Total operating expenses	464,461	282,199
Loss from operations	(115,235)	(66,074)
Other (expense) income, net	(5,923)	3,071
Loss before provision for income taxes	(121,158)	(63,003)
Provision for income taxes	(791)	(705)
Net loss attributable to common stockholders	$(121,949)	$(63,708)

Net loss per share attributable to common stockholders, basic and diluted	$(1.26)	$(0.70)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	97,130,339	91,224,607

TWILIO INC.
Condensed Consolidated Balance Sheets
(In thousands)

	As of December 31,
Assets	2018	2017
Current assets:
Cash and cash equivalents	$487,215	$115,286
Short-term marketable securities	261,128	175,587
Accounts receivable, net	97,712	43,113
Prepaid expenses and other current assets	26,893	19,279
Total current assets	872,948	353,265
Restricted cash	18,119	5,502
Property and equipment, net	63,534	50,541
Intangible assets, net	27,558	20,064
Goodwill	38,165	17,851
Other long-term assets	8,386	2,559
Total assets	$1,028,710	$449,782

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$18,495	$11,116
Accrued expenses and other current liabilities	99,758	53,614
Customer deposits	9,207	-
Deferred revenue	10,350	13,797
Total current liabilities	137,810	78,527
Convertible senior notes, net	434,496	-
Other long-term liabilities	18,169	11,409
Total liabilities	590,475	89,936
Commitments and contingencies
Stockholders’ equity:
Preferred stock	-	-
Common stock	100	94
Additional paid-in capital	808,527	608,165
Accumulated other comprehensive income	1,282	2,025
Accumulated deficit	(371,674)	(250,438)
Total stockholders’ equity	438,235	359,846
Total liabilities and stockholders’ equity	$1,028,710	$449,782

TWILIO INC.
Condensed Consolidated Statements of Cash Flow
(In thousands)

	Year Ended
	December 31,
	2018	2017
Operating Activities:		As Adjusted
Net loss	$(121,949)	$(63,708)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	26,095	18,764
Net amortization of investment premium and discount	(1,496)	262
Amortization of debt issuance costs	1,102	-
Accretion of debt discount	12,951	-
Stock-based compensation	93,273	49,619
Amortization of deferred commissions	1,349	-
Value of donated common stock	5,996	1,172
Provision for doubtful accounts	3,650	580
Write-off of internally developed software and intangible assets	1,874	561
Gain on lease termination and asset disposal	(45)	(295)
Changes in assets and liabilities:
Accounts receivable	(58,234)	(15,280)
Prepaid expenses and other current assets	(8,739)	2,214
Other long-term assets	(5,305)	(1,984)
Accounts payable	6,980	5,433
Accrued expenses and other current liabilities	45,120	(3,312)
Deferred revenue	(3,248)	3,560
Customer deposits	9,206	-
Other long-term liabilities	(597)	(841)
Net cash provided by (used in) operating activities	$7,983	$(3,255)

Investing Activities:
Purchases of marketable securities	(279,687)	(293,186)
Maturities of marketable securities	195,497	115,877
Capitalized software development costs	(19,546)	(17,280)
Purchases of property and equipment	(4,668)	(9,248)
Purchases of intangible assets	(441)	(290)
Acquisition(s), net of cash acquired	(30,574)	(22,621)
Net cash used in investing activities	$(139,419)	$(226,748)

Financing Activities:
Proceeds from issuance of convertible senior notes	550,000	-
Payments of debt issuance costs	(12,941)	-
Purchase of capped call	(58,465)	-
Payments of costs related to public offerings	-	(430)
Proceeds from exercises of stock options	29,757	25,627
Proceeds from shares issued in ESPP	10,122	11,918
Value of equity awards withheld for tax liabilities	(2,654)	(678)
Net cash provided by financing activities	$515,819	$36,437

Effect of exchange rate changes on cash, cash equivalents and restricted cash	163	74

Net increase (decrease) in cash, cash equivalents and restricted cash	384,546	(193,492)
Cash, cash equivalents and restricted cash at beginning of period	120,788	314,280
Cash, cash equivalents and restricted cash at end of period	$505,334	$120,788

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts, and percentages)
(Unaudited)
	Three Months Ended
	December 31,
	2018	2017
Gross profit	$108,014	$60,214
Non-GAAP adjustments:
Stock-based compensation	354	190
Amortization of acquired intangibles	1,937	1,215
Non-GAAP gross profit	$110,305	$61,619

Non-GAAP gross margin	54%	53%

Research and development	$51,631	$32,829
Non-GAAP adjustments:
Stock-based compensation	(13,777)	(6,121)
Amortization of acquired intangibles	-	(38)
Payroll taxes related to stock-based compensation	(936)	(122)
Non-GAAP research and development	$36,918	$26,548

Non-GAAP research and development as % of revenue	18%	23%

Sales and marketing	$59,035	$27,622
Non-GAAP adjustments:
Stock-based compensation	(9,462)	(2,861)
Amortization of acquired intangibles	(301)	(214)
Payroll taxes related to stock-based compensation	(368)	(100)
Non-GAAP sales and marketing	$48,904	$24,447

Non-GAAP sales and marketing as % of revenue	24%	21%

General and administrative	$34,389	$18,809
Non-GAAP adjustments:
Stock-based compensation	(8,393)	(4,474)
Amortization of acquired intangibles	(315)	(20)
Acquisition-related expenses	(2,927)	-
Release of tax liability upon obligation settlement and estimate revisions	-	284
Payroll taxes related to stock-based compensation	(440)	(79)
Legal settlements/accruals	(200)	-
Non-GAAP general and administrative	$22,114	$14,520

Non-GAAP general and administrative as % of revenue	11%	13%

Loss from operations and margin	$(43,987)	$(20,218)
Non-GAAP adjustments:
Stock-based compensation	31,986	13,646
Amortization of acquired intangibles	2,553	1,487
Acquisition-related expenses	2,927	-
Release of tax liability upon obligation settlement and estimate revisions	-	(284)
Payroll taxes related to stock-based compensation	1,744	301
Legal settlements/accruals	200	-
Charitable contribution	6,946	1,172
Non-GAAP income (loss) from operations	$2,369	$(3,896)

Non-GAAP operating margin	1%	(3%)

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts, and percentages)
(Unaudited)
	Three Months Ended
	December 31,
	2018	2017
Net loss attributable to common stockholders	$(47,158)	$(18,919)
Non-GAAP adjustments:
Stock-based compensation	31,986	13,646
Amortization of acquired intangibles	2,553	1,487
Acquisition-related expenses	2,927	-
Release of tax liability upon obligation settlement and estimate revisions	-	(284)
Payroll taxes related to stock-based compensation	1,744	301
Legal settlements/accruals	200	-
Charitable contribution	6,946	1,172
Amortization of debt discount and issuance costs	5,679	-
Non-GAAP net income (loss) attributable to common stockholders	$4,877	$(2,597)

Non-GAAP net income (loss) attributable to common stockholders as % of revenue	2%	(2%)

Net loss per share attributable to common stockholders, basic*	$(0.47)	$(0.20)
Non-GAAP adjustments:
Stock-based compensation	0.29	0.15
Amortization of acquired intangibles	0.02	0.02
Acquisition-related expenses	0.03	-
Release of tax liability upon obligation settlement and estimate revisions	-	(0.00)
Payroll taxes related to stock-based compensation	0.02	0.00
Legal settlements/accruals	0.00	-
Charitable contribution	0.06	0.01
Amortization of debt discount and issuance costs	0.05	-
Dilutive securities	0.04	-
Non-GAAP net income (loss) per share attributable to common stockholders, diluted	$0.04	$(0.03)

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic	99,417,908	93,246,941

Effect of dilutive securities (stock options and restricted stock units)	11,198,356	-

Non-GAAP weighted-average shares used to compute Non-GAAP net income (loss) per share attributable to common stockholders, diluted	110,616,264	93,246,941

* Some columns may not add due to rounding

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts, and percentages)
(Unaudited)
	Year Ended
	December 31,
	2018	2017
Gross profit	$349,226	$216,125
Non-GAAP adjustments:
Stock-based compensation	1,126	650
Amortization of acquired intangibles	5,656	4,644
Non-GAAP gross profit	$356,008	$221,419

Non-GAAP gross margin	55%	55%

Research and development	$171,358	$120,739
Non-GAAP adjustments:
Stock-based compensation	(42,277)	(22,808)
Amortization of acquired intangibles	(22)	(139)
Gain on lease termination	-	150
Payroll taxes related to stock-based compensation	(3,213)	(1,466)
Non-GAAP research and development	$125,846	$96,476

Non-GAAP research and development as % of revenue	19%	24%

Sales and marketing	$175,555	$100,669
Non-GAAP adjustments:
Stock-based compensation	(23,616)	(9,822)
Amortization of acquired intangibles	(1,117)	(753)
Gain on lease termination	-	100
Payroll taxes related to stock-based compensation	(1,130)	(714)
Non-GAAP sales and marketing	$149,692	$89,480

Non-GAAP sales and marketing as % of revenue	23%	22%

General and administrative	$110,427	$59,619
Non-GAAP adjustments:
Stock-based compensation	(26,254)	(16,339)
Amortization of acquired intangibles	(375)	(84)
Acquisition-related expenses	(4,481)	(310)
Release of tax liability upon obligation settlement and estimate revisions	-	13,365
Gain on lease termination	-	45
Payroll taxes related to stock-based compensation	(1,274)	(770)
Legal settlements/accruals	(1,710)	-
Non-GAAP general and administrative	$76,333	$55,526

Non-GAAP general and administrative as % of revenue	12%	14%

Loss from operations and margin	$(115,235)	$(66,074)
Non-GAAP adjustments:
Stock-based compensation	93,273	49,619
Amortization of acquired intangibles	7,170	5,620
Acquisition-related expenses	4,481	310
Release of tax liability upon obligation settlement and estimate revisions	-	(13,365)
Payroll taxes related to stock-based compensation	5,617	2,950
Gain on lease termination	-	(295)
Legal settlements/accruals	1,710	-
Charitable contribution	7,121	1,172
Non-GAAP income (loss) from operations	$4,137	$(20,063)

Non-GAAP operating margin	1%	(5%)

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except shares, per share amounts, and percentages)
(Unaudited)
	Year Ended
	December 31,
	2018	2017
Net loss attributable to common stockholders	$(121,949)	$(63,708)
Non-GAAP adjustments:
Stock-based compensation	93,273	49,619
Amortization of acquired intangibles	7,170	5,620
Acquisition-related expenses	4,481	310
Release of tax liability upon obligation settlement and estimate revisions	-	(13,365)
Gain on lease termination	-	(295)
Payroll taxes related to stock-based compensation	5,617	2,950
Legal settlements/accruals	1,710	-
Charitable contribution	7,121	1,172
Amortization of debt discount and issuance costs	14,053	-
Non-GAAP net income (loss) attributable to common stockholders	$11,476	$(17,697)

Non-GAAP net income (loss) attributable to common stockholders as % of revenue	2%	(4%)

Net loss per share attributable to common stockholders, basic*	$(1.26)	$(0.70)
Non-GAAP adjustments:
Stock-based compensation	0.86	0.54
Amortization of acquired intangibles	0.07	0.06
Acquisition-related expenses	0.04	0.00
Release of tax liability upon obligation settlement and estimate revisions	-	(0.15)
Gain on lease termination	-	(0.00)
Payroll taxes related to stock-based compensation	0.05	0.03
Legal settlements/accruals	0.02	-
Charitable contribution	0.07	0.01
Amortization of debt discount and issuance costs	0.13	-
Dilutive securities	0.13	-
Non-GAAP net income (loss) per share attributable to common stockholders, diluted	$0.11	$(0.19)

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic	97,130,339	91,224,607

Effect of dilutive securities (stock options and restricted stock units)	11,207,259	-

Non-GAAP weighted-average shares used to compute Non-GAAP net income (loss) per share attributable to common stockholders, diluted	108,337,598	91,224,607

* Some columns may not add due to rounding

TWILIO INC.
Key Metrics
(Unaudited)
	Three Months Ended
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2017	2017	2017	2017	2018	2018	2018	2018

Number of Active Customers (as of period end date)	40,696	43,431	46,489	48,979	53,985	57,350	61,153	64,286
Base Revenue (in thousands)	$80,643	$87,583	$91,965	$105,299	$117,507	$135,004	$154,348	$186,158
Base Revenue Growth Rate	62%	55%	43%	40%	46%	54%	68%	77%
Dollar-Based Net Expansion Rate	141%	131%	122%	118%	132%	137%	145%	147%

CONTACT:
Investor Contact:
Greg Kleiner
ir@Twilio.com
or
Media Contact:
Caitlin Epstein
press@Twilio.com